UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2026

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

Shareholder Rights Plan

At the 2026 Annual Meeting of Shareholders held on May 6, 2026 (the “Annual Meeting”), the holders of common shares of Enbridge Inc. (the “Corporation”) voted to amend, reconfirm and approve the Corporation’s shareholder rights plan (the “Rights Plan”) under the terms of an agreement between the Corporation and Computershare Trust Company of Canada (“Computershare”), as rights agent. The Rights Plan originally became effective on November 9, 1995, and pursuant to its terms is required to be reconfirmed and approved by a majority of shareholders every three years or it will be terminated and cease to have effect.

The amendments to the Rights Plan approved at the Annual Meeting provide that the Rights Plan must next be approved at the annual meeting of shareholders held three years after the Annual Meeting or the Rights Plan will cease to have effect, and include certain other non-material changes to the Rights Plan.

The Rights Plan encourages the fair treatment of shareholders if there is a take-over bid for control of the Corporation. Rights issued under the Rights Plan become exercisable when a person and any related parties acquire or announce the intention to acquire 20% or more of the Corporation’s outstanding common shares without complying with certain provisions set out in the Rights Plan or without approval of the board of directors of the Corporation (the “Board”). Should such an acquisition or announcement occur, each rights holder, other than the acquiring person and its related parties, will have the right to purchase common shares of the Corporation at a 50% discount to the market price at that time.

The foregoing summary of the Rights Plan and the amendments thereto does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rights Plan, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the holders of common shares of the Corporation voted on: (1) 12 director nominees to be elected to the Board to serve until the close of the Corporation’s next annual meeting of shareholders or until their respective successors have been appointed or elected; (2) the appointment of PricewaterhouseCoopers LLP as independent auditors of the Corporation until the close of the Corporation’s next annual meeting of shareholders at such remuneration to be fixed by the Board; (3) an advisory vote on the Corporation’s approach to executive compensation (a “say on pay vote”); and (4) the amendment, reconfirmation and approval of the Rights Plan under the terms of an agreement between the Corporation and Computershare. The items of business are further described in the Corporation’s management information circular (the “Circular”) filed as Exhibit 99.1 to the Corporation’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 10, 2026.

The tables below set forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted on by the Corporation’s shareholders.

1.
Election of Directors

Each of the 12 nominees listed below was elected as Director of the Corporation to hold office until the close of the Corporation’s next annual meeting of shareholders or until their successor is appointed or elected.

Name of Nominee	Votes For		Votes Against		Broker Non-Votes
	Number	Percentage	Number	Percentage	Number
M.M. (Mike) Ashar	1,227,334,733	99.09%	11,251,294	0.91%	185,696,705
Gaurdie E. Banister	1,224,342,946	98.85%	14,243,066	1.15%	185,696,720
Susan M. Cunningham	1,199,514,391	96.85%	39,071,616	3.15%	185,696,725
Gregory L. Ebel	1,186,278,023	95.78%	52,307,984	4.22%	185,696,725
Jason B. Few	1,222,092,443	98.67%	16,493,579	1.33%	185,696,710
Douglas L. Foshee	1,225,039,577	98.91%	13,546,047	1.09%	185,697,108
Theresa B.Y. Jang	1,220,282,213	98.52%	18,303,799	1.48%	185,696,720
Teresa S. Madden	1,212,425,702	97.89%	26,160,315	2.11%	185,696,715
Manjit Minhas	1,221,519,744	98.62%	17,064,219	1.38%	185,698,769
Stephen S. Poloz	1,219,932,039	98.49%	18,653,239	1.51%	185,697,454
S. Jane Rowe	1,224,734,207	98.88%	13,851,803	1.12%	185,696,722
Steven W. Williams	1,177,055,864	95.03%	61,529,531	4.97%	185,697,337

2. Appoint PricewaterhouseCoopers LLP as Independent Auditors

The shareholders approved the appointment of PricewaterhouseCoopers LLP as independent auditors of the Corporation until the close of the Corporation’s next annual meeting of shareholders at such remuneration to be fixed by the Board.

Votes For		Votes Withheld		Broker Non-Votes
Number	Percentage	Number	Percentage	Number
1,308,744,189	91.89%	115,510,501	8.11%	28,042

3. Advisory Vote on the Corporation’s Approach to Executive Compensation

The shareholders approved the non-binding advisory resolution regarding the Corporation’s approach to executive compensation, as disclosed in the Circular.

Votes For		Votes Against		Abstentions		Broker Non-Votes
Number	Percentage	Number	Percentage	Number	Percentage	Number
1,183,803,375	95.58%	49,202,692	3.97%	5,580,025	0.45%	185,696,640

4. Amendment, Reconfirmation and Approval of the Shareholder Rights Plan

The shareholders amended, reconfirmed and approved the Rights Plan under the terms of an agreement between the Corporation and Computershare.

Votes For		Against		Abstentions		Broker Non-Votes
Number	Percentage	Number	Percentage	Number	Percentage	Number
1,186,823,722	95.82%	48,909,704	3.95%	2,852,678	0.23%	185,696,628

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Shareholder Rights Plan Agreement between Enbridge Inc. and Computershare Trust Company of Canada dated as of November 9, 1995 and Amended and Restated as of May 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: May 7, 2026	By:	/s/ David Taniguchi
David Taniguchi Vice President, Legal & Corporate Secretary (Duly Authorized Officer)